                                                                    Exhibit 99.1

EMPIRE RESORTS CONTACT:                     INVESTOR CONTACT:
Charles A. Degliomini                       Jody Burfening
VP, Communications & Government Relations   Lippert/Heilshorn & Associates, Inc.
(845) 807-0001                              (212) 838-3777
                                            jburfening@lhai.com

       CONCORD GROUP FILES TO EXERCISE 2.5 MILLION EMPIRE RESORTS OPTIONS

               - COMPANY TO RECEIVE $18.75 MILLION CASH INFUSION -

LAS VEGAS, NV, JANUARY 3, 2007 - Empire Resorts, Inc. (NASDAQ: NYNY) and Concord
Associates  Limited  Partnership  ("Concord   Associates")  have  agreed  to  an
amendment to the Option  Agreement  with Concord  Associates,  pursuant to which
Concord Associates has exercised options for 2.5 million shares of the Company's stock  for an  aggregate  cash  consideration  of $18.75  million  to be paid by
January 31,  2007.  In  addition,  Concord  Associates  will retain the right to exercise  options for an additional  1.0 million  shares of the Company's  stock until December 27, 2007. The exercise of these options represents a modification to the letter agreement,  dated December 30, 2005, related to the termination of the plans by the  Company to acquire the  Concord  and  Grossinger's  resorts in
Sullivan County, New York.

"We want to thank Concord  Associates for working with us to modify the terms of the Options Agreement," said David P. Hanlon,  Empire's President and CEO. "With this amended options agreement,  we are receiving a significant cash infusion on favorable terms relative to alternative financing options and reducing the total number of fully diluted shares outstanding.  These funds will be used to support our  growth  opportunities  including  the  ongoing  approvals  and  development planning related to the St. Regis Mohawk Casino at Monticello Raceway as well as the  development of other gaming  management  opportunities  outside of New York
State."

Regarding the development of the St. Regis Mohawk Casino at Monticello  Raceway,
located  just 90 miles north of New York City,  the company  recently  announced that  the  Department  of  the  Interior  had  deemed  the  Final  Environmental
Assessment (FEA) sufficient and as such no Environmental Impact Study (EIS) will be required. The Bureau of Indian Affairs has issued a Finding of No Significant
Impact  (FONSI)  related to the proposed  federal  action  approving the Tribe's request to take 29.3 acres  into trust for the  purpose of  building a Class III gaming facility, in accordance with the Indian Gaming Regulatory Act of 1988.

Mr. Hanlon concluded,  "Today's  announcement,  as well as last week decision by the Department of the Interior to issue the FONSI,  are welcomed  events for the company.  Much work remains,  including securing Governor Spitzer's  concurrence before the federal regulatory  environment  changes.  We remain hopeful that his prior public support for Native American  gaming in the Catskills,  coupled with an increasing  understanding of the unique approvals that are currently in-hand, will  result in his  wanting to  `lock-in'  the  approvals  before  the  federal
government   curtails  or  eliminates   opportunities   for  Tribes  to  conduct
off-reservation gaming."

ABOUT EMPIRE RESORTS, INC.
Empire  operates the  Monticello  Raceway and is involved in the  development of other legal  gaming  venues in New York.  Empire  opened  Mighty M Gaming at the
Raceway site on June 30, 2004.  This  facility  features over 1,500 video gaming machines and amenities such as a 350-seat buffet and live entertainment.  Empire is also working to develop a $500 million "Class III" Native American casino and resort on a site adjacent to the Raceway and other gaming and non-gaming  resort projects in the Catskills region and other areas.

STATEMENTS IN THIS PRESS RELEASE  REGARDING THE COMPANY'S  BUSINESS THAT ARE NOT
HISTORICAL  FACTS  ARE  "FORWARD-LOOKING  STATEMENTS"  THAT  INVOLVE  RISKS  AND
UNCERTAINTIES,  INCLUDING  THE  NEED FOR  REGULATORY  APPROVALS,  FINANCING  AND
SUCCESSFUL COMPLETION OF CONSTRUCTION. THE COMPANY WISHES TO CAUTION READERS NOT
TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS, WHICH STATEMENTS ARE
MADE PURSUANT TO THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1994, AND AS
SUCH,  SPEAK ONLY AS OF THE DATE MADE.  TO THE EXTENT THE  CONTENT OF THIS PRESS
RELEASE  INCLUDES  FORWARD-LOOKING  STATEMENTS,  THEY INVOLVE  VARIOUS RISKS AND
UNCERTAINTIES  INCLUDING  (I) THE RISK THAT THE VARIOUS  APPROVALS  NECESSARY AS
DESCRIBED  HEREIN AND OTHER  APPROVALS  REQUIRED TO BE OBTAINED  FROM THE UNITED
STATES  CONGRESS,  THE BUREAU OF INDIAN  AFFAIRS,  THE  NATIONAL  INDIAN  GAMING
REGULATORY  COMMISSION,  THE GOVERNOR OF THE STATE OF NEW YORK AND VARIOUS OTHER
FEDERAL,  STATE AND LOCAL GOVERNMENTAL ENTITIES ARE NOT RECEIVED,  (II) THE RISK
THAT FINANCING  NECESSARY FOR THE PROPOSED  PROGRAMS OR PROJECTS MAY NOT BE ABLE
TO  BE  OBTAINED  BECAUSE  OF  CREDIT  FACTORS,   MARKET   CONDITIONS  OR  OTHER
CONTINGENCIES,  (III) THE RISK THAT SOVEREIGN  NATIVE  AMERICAN  GOVERNMENTS MAY
EXERCISE  CERTAIN BROAD RIGHTS WITH REGARD TO TERMINATION OF ITS AGREEMENTS WITH
THE COMPANY (IV) THE RISK OF  NON-COMPLIANCE  BY VARIOUS  COUNTERPARTIES  OF THE
RELATED  AGREEMENTS,  AND (V) GENERAL  RISKS  AFFECTING THE COMPANY AS DESCRIBED
FROM  TIME TO TIME IN IT'S  REPORTS  FILED  WITH  THE  SECURITIES  AND  EXCHANGE
COMMISSION.  FOR A FULL DISCUSSION OF SUCH RISKS AND UNCERTAINTIES,  WHICH COULD
CAUSE  ACTUAL  RESULTS TO DIFFER  FROM THOSE  CONTAINED  IN THE  FORWARD-LOOKING
STATEMENTS,  SEE "RISK FACTORS" IN THE COMPANY'S  ANNUAL REPORT OR FORM 10-K FOR
THE MOST RECENTLY ENDED FISCAL YEAR.